                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                           R.H. DONNELLEY CORPORATION

  $365,000,000 aggregate principal amount at maturity 6.875% Series A-1 Senior
                            Discount Notes Due 2013

  $660,000,000 aggregate principal amount at maturity 6.875% Series A-2 Senior
                            Discount Notes Due 2013

             $1,210,000,000 8.875% Series A-3 Senior Notes Due 2016

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                January 27, 2006

J.P. Morgan Securities Inc.
Bear, Stearns & Co. Inc.
Credit Suisse Securities (USA) LLC
As Representatives of the several
   Initial Purchasers named in Schedule I
   attached hereto

c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

          R.H. Donnelley Corporation, a Delaware corporation (the "Company"), proposes, among other things, to issue and sell to J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc. and Credit Suisse Securities (USA) LLC and the other initial purchasers named in Schedule I attached hereto (collectively, the "Initial Purchasers"), $365,000,000 aggregate principal amount at maturity ($332,080,650 gross proceeds) of its 6.875% Series A-1 Senior Discount Notes Due 2013 (the "Series A-1 Securities") upon the terms set forth in a purchase agreement dated January 13, 2006 (the "Purchase Agreement") relating to the initial placement of the Notes (as defined below), and R.H. Donnelley Finance Corporation III, a Delaware corporation and wholly owned subsidiary of the Company ("Finance Corp."), proposes, among other things, to issue and sell to the Initial Purchasers $660,000,000 aggregate principal amount at maturity ($600,474,600 gross proceeds) of its 6.875% Series A-2 Senior Discount Notes due 2013 (the "Series A-2 Securities") and $1,210,000,000 aggregate principal amount of its 8.875% Series A-3 Senior Notes (the "Series A-3 Securities", and together with the Series A-1 Securities and the Series A-2 Securities, the "Notes") upon the terms set forth in the Purchase Agreement. Upon the Merger

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                                      -2-


Closing Date (as defined below), Finance Corp. will merge with and into R.H. Donnelley Corporation and the Series A-2 Securities and Series A-3 Securities will become the obligations of the Company. To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Company hereby agrees with you for your benefit and the benefit of the holders from time to time of the Notes and Exchange Notes (as defined below), as follows:

          1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Registration Rights Agreement dated January 27, 2006 (the "Agreement") by and among the Company and the Initial Purchasers, the following defined terms shall have the following respective meanings:

          "Act" shall mean the Securities Act of 1933 and the rules and regulations of the Commission promulgated thereunder.

          "Additional Interest" has the meaning set forth in Section 5(b) hereof.

          "Affiliate" of, or Person "affiliated" with, any specified Person shall mean any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled by" and "under common control with" shall have meanings correlative to the foregoing.

          "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Conduct Rules" shall have the meaning set forth in Section 4(t) hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Notes" shall mean the Series A-1 Exchange Notes, Series A-2 Exchange Notes and Series A-3 Exchange Notes, collectively.

          "Exchange Offer Registration Period" shall mean the Series A-1 Exchange Offer Registration Period, the Series A-2 Exchange Offer Registration Period and the Series A-3 Exchange Offer Registration Period, as applicable.

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                                      -3-


          "Exchange Offer Registration Statement" shall mean the Series A-1 Exchange Offer Registration Statement, the Series A-2 Exchange Offer Registration Statement and the Series A-3 Exchange Offer Registration Statement, as applicable.

          "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange any Notes that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company) for Exchange Notes.

          "Free Writing Prospectus" shall mean each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company or otherwise required to be filed by the Company pursuant to Rule 433 under the Securities Act, in each case in connection with the sale of the Notes.

          "Holder(s)" shall mean Series A-1 Holders, Series A-2 Holders and Series A-3 Holders, as applicable.

          "Indentures" shall mean the Series A-1 Indenture, Series A-2 Indenture and Series A-3 Indenture, as applicable.

          "Initial Placement" shall mean the initial sale of the Notes to the Initial Purchasers on January 27, 2006 pursuant to the Purchase Agreement.

          "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

          "Issue Date" shall mean January 27, 2006.

          "Losses" shall have the meaning set forth in Section 6(d) hereof.

          "Majority Holders" shall mean the Series A-1 Majority Holders, the Series A-2 Majority Holders or the Series A-3 Majority Holders, as applicable.

          "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

          "Merger Closing Date" shall mean the date the Dex Media Merger is consummated pursuant to the Merger Agreement.

          "Notes" shall have the meaning set forth in the preamble hereto.

          "Person" shall mean an individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          "Prospectus" shall mean, (i) in the case of the Series A-1 Registration Statement, the prospectus included in such Series A-1 Registration Statement, including any prospectus, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Series A-1 Securities or the Series A-1 Exchange Notes covered by

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                                      -4-


such Series A-1 Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein; (ii) in the case of the Series A-2 Registration Statement, the prospectus included in such Series A-2 Registration Statement, including any prospectus as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Series A-2 Securities or the Series A-2 Exchange Notes covered by such Series A-2 Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein; and (iii) in the case of the Series A-3 Registration Statement, the prospectus included in such Series A-3 Registration Statement, including any prospectus as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Series A-3 Securities or the Series A-3 Exchange Notes covered by such Series A-3 Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

          "Registration Default" has the meaning set forth in Section 5(b) hereof.

          "Registered Exchange Offer" shall mean the Series A-1 Registered Exchange Offer, the Series A-2 Registered Exchange Offer and the Series A-3 Registered Exchange Offer, as applicable.

          "Registration Statement" shall mean the Series A-1 Registration Statement, the Series A-2 Registration Statement and the Series A-3 Registration Statement, as applicable.

          "Series A-1 Exchange Notes" shall mean notes of the Company identical in all material respects to the Series A-1 Securities (except that the Additional Interest provisions, the transfer restrictions and the restrictive legends shall be modified or eliminated, as appropriate) and to be issued under the Series A-1 Indenture.

          "Series A-2 Exchange Notes" shall mean notes of the Company identical in all material respects to the Series A-2 Securities (except that the Additional Interest provisions, the transfer restrictions, the restrictive legends and the escrow provisions shall be modified or eliminated, as appropriate) and to be issued under the Series A-2 Indenture.

          "Series A-3 Exchange Notes" shall mean notes of the Company identical in all material respects to the Series A-3 Securities (except that the Additional Interest provisions, the transfer restrictions, the restrictive legends and the escrow provisions shall be modified or eliminated, as appropriate) and to be issued under the Series A-3 Indenture.

          "Series A-1 Exchange Offer Registration Period" shall mean the 180-day period following the consummation of the Series A-1 Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of such Series A-1 Exchange Offer Registration Statement.

          "Series A-2 Exchange Offer Registration Period" shall mean the 180-day period following the consummation of the Series A-2 Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of such Series A-2 Exchange Offer Registration Statement.

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                                       -5-


          "Series A-3 Exchange Offer Registration Period" shall mean the 180-day period following the consummation of the Series A-3 Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of such Series A-3 Exchange Offer Registration Statement.

          "Series A-1 Exchange Offer Registration Statement" shall mean a registration statement of the Company on Form S-4 or on another appropriate form under the Act with respect to a Series A-1 Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Series A-2 Exchange Offer Registration Statement" shall mean a registration statement of the Company on Form S-4 or on another appropriate form under the Act with respect to a Series A-2 Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Series A-3 Exchange Offer Registration Statement" shall mean a registration statement of the Company on Form S-4 or on another appropriate form under the Act with respect to a Series A-3 Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Series A-1 Holders" shall mean holders from time to time of Series A-1 Securities and Series A-1 Exchange Notes.

          "Series A-2 Holders" shall mean holders from time to time of Series A-2 Securities and Series A-2 Exchange Notes.

          "Series A-3 Holders" shall mean holders from time to time of Series A-3 Securities and Series A-3 Exchange Notes.

          "Series A-1 Indenture" shall mean the Indenture dated as of January 27, 2006, between the Company and The Bank of New York, as trustee, under which the Series A-1 Securities were issued, as amended or supplemented from time to time in accordance with the terms thereof.

          "Series A-2 Indenture" shall mean the Indenture dated as of January 27, 2006, between the Finance Corp. and The Bank of New York, as trustee, under which the Series A-2 Securities were issued, as amended or supplemented from time to time in accordance with the terms thereof.

          "Series A-3 Indenture" shall mean the Indenture dated as of January 27, 2006, between the Finance Corp. and The Bank of New York, as trustee, under which the Series A-3

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                                       -6-


Securities were issued, as amended or supplemented from time to time in accordance with the terms thereof.

          "Series A-1 Majority Holders" shall mean the Holders of a majority of the aggregate principal amount at maturity of Series A-1 Securities and Series A-1 Exchange Notes, as the case may be, registered under a Series A-1 Registration Statement.

          "Series A-2 Majority Holders" shall mean the Holders of a majority of the aggregate principal amount at maturity of Series A-2 Securities and Series A-2 Exchange Notes, as the case may be, registered under a Series A-2 Registration Statement.

          "Series A-3 Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Series A-3 Securities and Series A-3 Exchange Notes, as the case may be, registered under a Series A-3 Registration Statement.

          "Series A-1 Registered Exchange Offer" shall mean the proposed offer of the Company to issue and deliver to the holders of the Series A-1 Securities that are not prohibited by any law or policy of the Commission from participating in such offer a like aggregate principal amount at maturity of Series A-1 Exchange Notes in exchange for the Series A-1 Securities.

          "Series A-2 Registered Exchange Offer" shall mean the proposed offer of the Company to issue and deliver to the holders of the Series A-2 Securities that are not prohibited by any law or policy of the Commission from participating in such offer a like aggregate principal amount at maturity of Series A-2 Exchange Notes in exchange for the Series A-2 Securities.

          "Series A-3 Registered Exchange Offer" shall mean the proposed offer of the Company to issue and deliver to the holders of the Series A-3 Securities that are not prohibited by any law or policy of the Commission from participating in such offer a like aggregate principal amount of Series A-3 Exchange Notes in exchange for the Series A-3 Securities.

          "Series A-1 Registration Statement" shall mean any Series A-1 Exchange Offer Registration Statement or Series A-1 Shelf Registration Statement that covers any of the Series A-1 Securities or the Series A-1 Exchange Notes pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

          "Series A-2 Registration Statement" shall mean any Series A-2 Exchange Offer Registration Statement or Series A-2 Shelf Registration Statement that covers any of the Series A-2 Securities or the Series A-2 Exchange Notes pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

          "Series A-3 Registration Statement" shall mean any Series A-3 Exchange Offer Registration Statement or Series A-3 Shelf Registration Statement that covers any of the Series

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                                       -7-


A-3 Securities or the Series A-3 Exchange Notes pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

          "Series A-1 Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Series A-1 Securities or Series A-1 Exchange Notes, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Series A-2 Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Series A-2 Securities or Series A-2 Exchange Notes, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Series A-3 Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Series A-3 Securities or Series A-3 Exchange Notes, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Shelf Registration" shall mean a registration effected pursuant to
Section 3 hereof.

          "Shelf Registration Period" shall have the meaning set forth in
Section 3(b)(ii) hereof.

          "Shelf Registration Statement" shall mean the Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement or Series A-3 Shelf Registration Statement, as applicable.

          "Trustee" shall mean the trustee with respect to the Notes under the Series A-1 Indenture, Series A-2 Indenture or Series A-3 Indenture, as applicable.

          "Underwriter" shall mean any Person deemed an "underwriter," under the Act, of the Notes or Exchange Notes in connection with an offering thereof under a Shelf Registration Statement.

          2. Registered Exchange Offer. (a) The Company shall, (i) in the case of the Series A-2 Securities and Series A-3 Securities, not later than 120 days following the Merger

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                                       -8-


Closing Date (or if such 120th day is not a Business Day, the next succeeding Business Day) prepare and file with the Commission the Series A-2 Exchange Offer Registration Statement and the Series A-3 Exchange Offer Registration Statement with respect to the Series A-2 Securities and Series A-3 Securities, respectively, in connection with the Series A-1 Registered Exchange Offer and Series A-2 Registered Exchange Offer, respectively, and (ii) in the case of the Series A-1 Securities, not later than 120 days following the Issue Date (or if such 120th day is not a Business Day, the next succeeding Business Day), prepare and file with the Commission a Series A-1 Exchange Offer Registration Statement with respect to the Series A-1 Securities in connection with the Series A-1 Registered Exchange Offer. The Company shall use its reasonable best efforts to cause the Series A-2 Exchange Offer Registration Statement and the Series A-3 Exchange Offer Registration Statement to become effective under the Act within 180 days (or if such 180th day is not a Business Day, the next succeeding Business Day) following the Merger Closing Date, and to cause the Series A-1 Exchange Offer Registration Statement to become effective under the Act within 180 days following the Issue Date (or if such 180th day is not a Business Day, the next succeeding Business Day). Each of the Exchange Offer Registration Statements will not be deemed to have become effective unless it has been declared effective by the Commission.

          (b) (i) Unless the Series A-1 Exchange Offer would not be permitted by applicable law or Commission policy, upon the effectiveness of the Series A-1 Exchange Offer Registration Statement, the Company shall promptly commence the Series A-1 Registered Exchange Offer, and use all reasonable best efforts to issue, on or prior to 210 days following the Issue Date (or if such 210th day is not a Business Day, the next succeeding Business Day), or longer, if required by federal securities laws, Series A-1 Exchange Notes in exchange for all Series A-1 Securities tendered for exchange in the Series A-1 Registered Exchange Offer, it being the objective of such Series A-1 Registered Exchange Offer to enable each Holder electing to exchange Series A-1 Securities for Series A-1 Exchange Notes (assuming that such Holder is not an Affiliate of the Company, acquires the Series A-1 Exchange Notes in the ordinary course of such Holder's business, is not engaged in and does not intend to engage in and has no arrangements or understandings with any Person to participate in the distribution of the Series A-1 Exchange Notes, is not a broker-dealer tendering Series A-1 Securities directly acquired from the Company for its own account and is not prohibited by any law or policy of the Commission from participating in the Series A-1 Registered Exchange Offer) to trade such Series A-1 Exchange Notes from and after their receipt without any limitations or restrictions under the Act and under state securities or blue sky laws.

          (ii) Unless the Series A-2 Exchange Offer would not be permitted by applicable law or Commission policy, upon the effectiveness of the Series A-2 Exchange Offer Registration Statement, the Company shall promptly commence the Series A-2 Registered Exchange Offer, and use all reasonable best efforts to issue, on or prior to 210 days following the Merger Closing Date (or if such 210th day is not a Business Day, the next succeeding Business Day), or longer, if required by federal securities laws, Series A-2 Exchange Notes in exchange for all Series A-2 Securities tendered for exchange in the Series A-2 Registered Exchange Offer, it being the objective of such Series A-2 Registered Exchange Offer to enable each Holder electing to exchange Series A-2 Securities for Series A-2 Exchange Notes (assuming that such Holder is not an Affiliate of the Company, acquires the Series A-2 Exchange Notes in the ordinary course of such Holder's business, is not engaged in and does not intend to engage in and

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                                       -9-


has no arrangements or understandings with any Person to participate in the distribution of the Series A-2 Exchange Notes, is not a broker-dealer tendering Series A-2 Securities directly acquired from the Company for its own account and is not prohibited by any law or policy of the Commission from participating in the Series A-2 Registered Exchange Offer) to trade such Series A-2 Exchange Notes from and after their receipt without any limitations or restrictions under the Act and under state securities or blue sky laws.

          (iii) Unless the Series A-3 Exchange Offer would not be permitted by applicable law or Commission policy, upon the effectiveness of the Series A-3 Exchange Offer Registration Statement, the Company shall promptly commence the Series A-3 Registered Exchange Offer, and use all reasonable best efforts to issue, on or prior to 210 days following the Merger Closing Date (or if such 210th day is not a Business Day, the next succeeding Business Day), or longer, if required by federal securities laws, Series A-3 Exchange Notes in exchange for all Series A-3 Securities tendered for exchange in the Series A-3 Registered Exchange Offer, it being the objective of such Series A-3 Registered Exchange Offer to enable each Holder electing to exchange Series A-3 Securities for Series A-3 Exchange Notes (assuming that such Holder is not an Affiliate of the Company, acquires the Series A-3 Exchange Notes in the ordinary course of such Holder's business, is not engaged in and does not intend to engage in and has no arrangements or understandings with any Person to participate in the distribution of the Series A-3 Exchange Notes, is not a broker-dealer tendering Series A-3 Securities directly acquired from the Company for its own account and is not prohibited by any law or policy of the Commission from participating in the Series A-3 Registered Exchange Offer) to trade such Series A-3 Exchange Notes from and after their receipt without any limitations or restrictions under the Act and under state securities or blue sky laws.

          (c) In connection with each of the Registered Exchange Offers, the Company shall:

          (i) mail (x) to each Holder of the Series A-1 Securities, a copy of the Prospectus forming part of the Series A-1 Exchange Offer Registration Statement, together with any appropriate letter of transmittal and related documents, (y) to each Holder of the Series A-2 Securities, a copy of the Prospectus forming part of the Series A-2 Exchange Offer Registration Statement, together with any appropriate letter of transmittal and related documents and (z) to each Holder of the Series A-3 Securities, a copy of the Prospectus forming part of the Series A-3 Exchange Offer Registration Statement, together with any appropriate letter of transmittal and related documents;

          (ii) keep (x) the Series A-1 Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders of Series A-1 Securities (or longer if required by applicable law), (y) the Series A-2 Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders of Series A-2 Securities (or longer if required by applicable law) and (z) the Series A-3 Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders of Series A-3 Securities (or longer if required by applicable law);

          (iii) if the Company receives notice from an Exchanging Dealer that such Exchanging Dealer holds Series A-1 Securities, Series A-2 Securities or Series A-3

     Securities acquired for the account of such Exchanging Dealer as a result of market making or other trading activities, use their respective reasonable best efforts to keep the Series A-1 Exchange Offer Registration Statement, Series A-2 Exchange Offer Registration Statement or Series A-3 Exchange Offer Registration Statement, as the case may be, continuously effective under the Act, supplemented and amended as required under the Act to ensure that it is available, in the case of the Series A-1 Securities, for sales of Series A-1 Exchange Notes by Exchanging Dealers during the Series A-1 Exchange Offer Registration Period, in the case of the Series A-2 Securities, for sales of Series A-2 Exchange Notes by Exchanging Dealers during the Series A-2 Exchange Offer Registration Period, and in the case of the Series A-3 Securities, for sales of Series A-3 Exchange Notes by Exchanging Dealers during the Series A-3 Exchange Offer Registration Period;

          (iv) utilize the services of a depositary for each Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

          (v) permit applicable Holders to withdraw tendered Series A-1 Securities, Series A-2 Securities and Series A-3 Securities at any time prior to the close of business, New York time, on the last Business Day on which the Series A-1 Registered Exchange Offer, the Series A-2 Exchange Offer and/or the Series A-3 Exchange Offer, respectively, is open by sending to the entity specified in the applicable Prospectus, a facsimile or letter setting forth the name of such Holder, the principal amount at maturity of the Series A-1 Securities or Series A-2 Securities or the principal amount of Series A-3 Securities, as the case may be, delivered for exchange and a statement that such Holder is withdrawing such Holder's election to have such Series A-1 Securities, Series A-2 Securities or Series A-3 Securities, as the case may be, exchanged;

          (vi) prior to effectiveness of each Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company is conducting such Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5,
     1991); and (B) including a representation (1) in the case of the Series A-1 Registered Exchange Offer, that the Company has not entered into any arrangement or understanding with any Person to distribute the Series A-1 Exchange Notes to be received in the Series A-1 Registered Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Series A-1 Registered Exchange Offer is acquiring the Series A-1 Exchange Notes in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series A-1 Exchange Notes, (2) in the case of the Series A-2 Registered Exchange Offer, that the Company has not entered into any arrangement or understanding with any Person to distribute the Series A-2 Exchange Notes to be received in the Series A-2 Registered Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Series A-2 Registered Exchange Offer is acquiring the Series A-2 Exchange Notes in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series A-2

     Exchange Notes and (3) in the case of the Series A-3 Registered Exchange Offer, that the Company has not entered into any arrangement or understanding with any Person to distribute the Series A-3 Exchange Notes to be received in the Series A-3 Registered Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Series A-3 Registered Exchange Offer is acquiring the Series A-3 Exchange Notes in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series A-3 Exchange Notes; and

          (vii) comply in all respects with all applicable laws relating to each Registered Exchange Offer.

          (d) As soon as reasonably practicable after the close of any Registered Exchange Offer, the Company shall:

          (i) (x) in the case of the Series A-1 Registered Exchange Offer, accept for exchange all Series A-1 Securities, duly tendered and not validly withdrawn pursuant to the Series A-1 Registered Exchange Offer in accordance with the terms of the Series A-1 Exchange Offer Registration Statement and letter of transmittal, which shall be an exhibit thereto, (y) in the case of the Series A-2 Registered Exchange Offer, accept for exchange all Series A-2 Securities, duly tendered and not validly withdrawn pursuant to the Series A-2 Registered Exchange Offer in accordance with the terms of the Series A-2 Exchange Offer Registration Statement and letter of transmittal, which shall be an exhibit thereto and (z) in the case of the Series A-3 Registered Exchange Offer, accept for exchange all Series A-3 Securities, duly tendered and not validly withdrawn pursuant to the Series A-3 Registered Exchange Offer in accordance with the terms of the Series A-3 Exchange Offer Registration Statement and letter of transmittal, which shall be an exhibit thereto;

          (ii) deliver to the Trustee for cancellation in accordance with
     Section 4(r) hereof all Series A-1 Securities, Series A-2 Securities or Series A-3 Securities so accepted for exchange; and

          (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Series A-1 Securities, Series A-2 Securities or Series A-3 Securities a principal amount of Series A-1 Exchange Notes, Series A-2 Exchange Notes, or Series A-3 Exchange Notes, as the case may be, equal to the principal amount at maturity of the Series A-1 Securities or Series A-2 Securities or the principal amount of Series A-3 Securities of such Holder so accepted for exchange.

          (e) Each Holder, by tendering Series A-1 Securities, Series A-2 Securities or Series A-3 Securities for exchange for Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, respectively, acknowledges and agrees that any Broker-Dealer and any such Holder using the Series A-1 Registered Exchange Offer, the Series A-2 Registered Exchange Offer or the Series A-3 Registered Exchange Offer, respectively, to participate in a distribution of the Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail.

June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction and must be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508 of Regulation S-K, as applicable, under the Act if the resales are of Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes obtained by such Holder in exchange for Series A-1 Securities, Series A-2 Securities or Series A-3 Securities, respectively, acquired by such Holder directly from the Company or one of its Affiliates. Accordingly, each applicable Holder participating in a Series A-1 Registered Exchange Offer, a Series A-2 Registered Exchange Offer or a Series A-3 Registered Exchange Offer shall be required to represent to the Company that, at the time of the consummation of such Series A-1 Registered Exchange Offer, Series A-2 Registered Exchange Offer or Series A-3 Registered Exchange Offer:

          (i) any Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, as the case may be, received by such Holder will be acquired in the ordinary course of business;

          (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Series A-1 Securities, Series A-2 Securities or Series A-3 Securities, as the case may be, or the Series A-1 Exchange Notes, the Series A-2 Exchange Notes, or Series A-3 Exchange Notes, as the case may be, within the meaning of the Act; and

          (iii) such Holder is not an Affiliate of the Company.

          (f) If any Initial Purchaser determines that it is not eligible to participate in the Series A-1 Registered Exchange Offer with respect to the exchange of Series A-1 Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser or the Person purchasing Series A-1 Exchange Notes registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Series A-1 Securities, a like principal amount of Series A-1 Exchange Notes. If any Initial Purchaser determines that it is not eligible to participate in the Series A-2 Registered Exchange Offer with respect to the exchange of Series A-2 Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser or the Person purchasing Series A-2 Exchange Notes registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Series A-2 Securities, a like principal amount of Series A-2 Exchange Notes. If any Initial Purchaser determines that it is not eligible to participate in the Series A-3 Registered Exchange Offer with respect to the exchange of Series A-3 Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser or the Person purchasing Series A-3 Exchange Notes registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Series A-3 Securities, a like principal amount of Series A-3 Exchange Notes. The Company shall use its reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for (x) such Series A-1 Exchange Notes as for Series A-1 Exchange Notes issued pursuant to the Series A-1 Registered Exchange Offer, (y) such Series A-2 Exchange Notes as for Series A-2 Exchange Notes issued pursuant to the Series A-2 Registered Exchange Offer and (z) such Series A-3 Exchange Notes as for Series A-3 Exchange Notes issued pursuant to the Series A-3 Registered Exchange Offer.

          3. Shelf Registration. (a) (x) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Series A-1 Registered Exchange Offer as contemplated by Section 2 hereof;
(ii) for any other reason such Series A-1 Registered Exchange Offer is not consummated within 210 days after the Issue Date (or if such 210th day is not a Business Day, the next succeeding Business Day); or (iii) prior to the 20th Business Day following consummation of the Series A-1 Registered Exchange Offer
(A) any Initial Purchaser so requests with respect to Series A-1 Securities that are not eligible to be exchanged for Series A-1 Exchange Notes in such Registered Exchange Offer and that are held by it following consummation of such Series A-1 Registered Exchange Offer; (B) any Series A-1 Holder (other than an Initial Purchaser) is not eligible to participate in such Series A-1 Registered Exchange Offer; or (C) in the case of any Initial Purchaser that participates in the Series A-1 Registered Exchange Offer or acquires Series A-1 Exchange Notes pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable Series A-1 Exchange Notes in exchange for Series A-1 Securities constituting any portion of an unsold allotment (it being understood that (1) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 and 508 of Regulation S-K, as applicable, under the Act in connection with sales of Series A-1 Exchange Notes acquired in exchange for such Series A-1 Securities shall result in such Series A-1 Exchange Notes being not "freely tradeable"; and (2) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Series A-1 Exchange Notes acquired in the Series A-1 Registered Exchange Offer in exchange for Series A-1 Securities acquired as a result of market-making activities or other trading activities shall not result in such Series A-1 Exchange Notes being not "freely tradeable") the Company shall effect a Shelf Registration Statement in accordance with Section 3(b) hereof,

          (y) if (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Series A-2 Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason such Series A-2 Registered Exchange Offer is not consummated within 210 days after the Merger Closing Date (or if such 210th day is not a Business Day, the next succeeding Business Day); or (iii) prior to the 20th Business Day following consummation of the Series A-2 Registered Exchange Offer (A) any Initial Purchaser so requests with respect to Series A-2 Securities that are not eligible to be exchanged for Series A-2 Exchange Notes in such Registered Exchange Offer and that are held by it following consummation of such Series A-2 Registered Exchange Offer; (B) any Series A-2 Holder (other than an Initial Purchaser) is not eligible to participate in such Series A-2 Registered Exchange Offer; or (C) in the case of any Initial Purchaser that participates in the Series A-2 Registered Exchange Offer or acquires Series A-2 Exchange Notes pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable Series A-2 Exchange Notes in exchange for Series A-2 Securities constituting any portion of an unsold allotment (it being understood that (1) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 and 508 of

Regulation S-K, as applicable, under the Act in connection with sales of Series A-2 Exchange Notes acquired in exchange for such Series A-2 Securities shall result in such Series A-2 Exchange Notes being not "freely tradeable"; and (2) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Series A-2 Exchange Notes acquired in the Series A-2 Registered Exchange Offer in exchange for Series A-2 Securities acquired as a result of market-making activities or other trading activities shall not result in such Series A-2 Exchange Notes being not "freely tradeable") the Company shall effect a Shelf Registration Statement in accordance with Section 3(b) hereof, or

          (z) if (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Series A-3 Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason, such Series A-3 Registered Exchange Offer is not consummated within 210 days after the Merger Closing Date (or if such 210th day is not a Business Day, the next succeeding Business Day); or (iii) prior to the 20th Business Day following consummation of the Series A-3 Registered Exchange Offer (A) any Initial Purchaser so requests with respect to Series A-3 Securities that are not eligible to be exchanged for Series A-3 Exchange Notes in such Registered Exchange Offer and that are held by it following consummation of such Series A-3 Registered Exchange Offer; (B) any Series A-3 Holder (other than an Initial Purchaser) is not eligible to participate in such Series A-3 Registered Exchange Offer; or (C) in the case of any Initial Purchaser that participates in the Series A-3 Registered Exchange Offer or acquires Series A-3 Exchange Notes pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable Series A-3 Exchange Notes in exchange for Series A-3 Securities constituting any portion of an unsold allotment (it being understood that (1) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 and 508 of Regulation S-K, as applicable, under the Act in connection with sales of Series A-3 Exchange Notes acquired in exchange for such Series A-3 Securities shall result in such Series A-3 Exchange Notes being not "freely tradeable"; and (2) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Series A-3 Exchange Notes acquired in the Series A-3 Registered Exchange Offer in exchange for Series A-3 Securities acquired as a result of market-making activities or other trading activities shall not result in such Series A-3 Exchange Notes being not "freely tradeable"), the Company shall effect a Shelf Registration Statement in accordance with Section 3(b) hereof.

          (b) (i) The Company shall use all reasonable best efforts to file with the Commission on or prior to 90 days after so required or requested pursuant to
Section 3, and cause to be declared effective by the Commission on or prior to 150 days after so required or requested pursuant to this Section 3, a Shelf Registration Statement relating to the offer and sale of the Series A-1 Securities or Series A-1 Exchange Notes, Series A-2 Securities or Series A-2 Exchange Notes or Series A-3 Securities or Series A-3 Exchange Notes, as the case may be, by the Holders thereof from time to time in accordance with the methods of distribution elected by (x) in the case of a Shelf Registration Statement with respect to the Series A-1 Securities or Series A-1 Exchange Notes, a majority of such Holders of the Series A-1 Securities and Series A-1 Exchange Notes that are being registered and set forth in such Shelf Registration Statement; (y) in the case of a Shelf Registration Statement with respect to the Series A-2 Securities or Series A-2 Exchange Notes, a majority of such Holders of the Series A-2 Securities and Series A-2 Exchange Notes that are being registered and set forth in such Shelf Registration Statement and (z) in the case of a Shelf Registration Statement with respect to the Series A-3 Securities or Series A-3 Exchange Notes, a majority of such Holders of the Series A-3 Securities and Series A-3 Exchange Notes that are being registered and set forth in such Shelf Registration Statement; provided, however, that in each case nothing in this Section 3(b) shall require the filing of a Shelf Registration Statement prior to the deadline for filing the Series A-1 Exchange Offer Registration Statement, Series A-2 Exchange Offer Registration Statement or Series A-3 Exchange Offer Registration Statement in the case of clause (x),
(y) and (z), respectively, as set forth in Section 2(a); provided, further, that in each case, no Holder (other than an Initial Purchaser) shall be entitled to have the Notes held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided, further, that with respect to Exchange Notes received by an Initial Purchaser in exchange for Notes constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the applicable Exchange Offer Registration Statement containing the information required by Item 507 and 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement. A Shelf Registration Statement pursuant to Section 3(b) hereof will not be deemed to have become effective unless it has been declared effective by the Commission or is automatically effective upon filing with the Commission as provided by Rule 462 under the Securities Act.

          (ii) The Company shall use its reasonable best efforts to keep each Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the original issuance date of the Notes or such shorter period that will terminate when all the Notes or Exchange Notes, as applicable, covered by the Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or cease to be outstanding (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it takes any action that would result in applicable Holders of Notes or Exchange Notes covered thereby not being able to offer and sell such Notes or Exchange Notes during that period, unless (A) such action is required by applicable law; or (B) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of its obligations hereunder), including the acquisition or divestiture of assets, so long as the Company thereafter complies with the requirements of Section 4(j) hereof, if applicable.

          4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

          (a) The Company shall:

                    (i) furnish to each of you, not less than five Business Days prior to the filing thereof with the Commission, a copy of each Exchange Offer Registration Statement or each Shelf Registration Statement, as the case may be, any Prospectus and each amendment to a Registration Statement or amendment or supplement, if any, to a Prospectus included therein (and upon written request, all documents incorporated by reference into a Registration Statement or a Prospectus after the initial filing of such Registration Statement or Prospectus) and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose within a reasonable time prior to such filing;

                    (ii) in the case of each Exchange Offer Registration
               Statement, to the extent permitted by the Act, include the information in substantially the form set forth in Annex A hereto on the facing page of such Exchange Offer Registration Statement, in substantially the form set forth in Annex B hereto in the forepart of such Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in substantially the form set forth in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in such Exchange Offer Registration Statement, and in substantially the form set forth in Annex D hereto in the letter of transmittal delivered pursuant to such Registered Exchange Offer; and

                    (iii) in the case of any Shelf Registration Statement,
               include the names of the Holders that propose to sell any Notes Exchange Notes, pursuant to such Shelf Registration Statement as selling security holders and the applicable information required by Item 507 of Regulation S-K as provided by the Holders.

          (b) The Company shall advise you, the Holders, as applicable, of the Series A-1 Securities, Series A-2 Securities or Series A-3 Securities or the Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes covered by any Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement or Series A-3 Shelf Registration Statement, as the case may be, and any Exchanging Dealer under the Series A-1 Exchange Offer Registration Statement, Series A-2 Exchange Offer Registration Statement or Series A-3 Exchange Offer Registration Statement, as the case may be, that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

          (i) when the applicable Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective and when any amendment or supplement to the Prospectus contained in such Registration Statement has been filed;

          (ii) of any request by the Commission for any amendment or supplement to the applicable Registration Statement or the Prospectus or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the applicable Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the Commission to the use of a Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the Securities Act;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

          (v) of the happening of any event that requires any change in such Registration Statement or the related Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, that such notice need not identify the reasons for such event that requires such change in such Registration Statement or related Prospectus.

          (c) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or qualification of the securities therein for sale in any jurisdiction or the resolution of any objection of the Commission pursuant to Rule 401(g)(2), including by filing an amendment to the Registration Statement on the proper form, at the earliest possible time.

          (d) The Company shall furnish to each Holder of Series A-1 Securities, Series A-2 Securities or Series A-3 Securities or Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes covered by such Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement, or Series A-3 Shelf Registration Statement, respectively, without charge, at least one copy of such Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement and Series A-3 Shelf Registration Statement, respectively, and any post-effective amendment thereto, including, upon written request, all material incorporated therein by reference and exhibits thereto (including exhibits incorporated by reference therein).

          (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Series A-1 Securities, Series A-2 Securities, or Series A-3 Securities or Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes covered by a Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement or Series A-3 Shelf Registration Statement, respectively, without charge, as many copies of each Prospectus (including each preliminary prospectus, if used by the Company in connection with the applicable Exchange Offer and/or if used by the Company in connection with the resale of applicable Notes under a Shelf Registration), included in such Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement and Series A-3 Shelf Registration Statement, respectively, and any amendment or supplement thereto, as such Holder of Series A-1 Securities or Series A-1 Exchange Notes, Series A-2 Securities or Series A-3 Exchange Notes, or Series A-3 Securities or Series A-3 Exchange Notes, respectively, may reasonably request. The Company consents to the use of each such Prospectus, preliminary prospectus, if used by the Company in connection with the applicable Exchange Offer and/or if used by the Company in connection with the resale of applicable Notes under a Shelf Registration, and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of securities in connection with the offering and sale of the securities covered by such Prospectus, preliminary prospectus, if used by the Company in connection with the applicable Exchange Offer and/or if used by the Company in connection with the resale of applicable Notes under a Shelf Registration, or any amendment or supplement thereto, included in the Series A-1 Shelf Registration Statement, the Series A-2 Shelf Registration Statement or the Series A-3 Shelf Registration Statement, as applicable, in accordance with applicable law.

          (f) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the applicable Exchange Offer Registration Statement and any post-effective amendment thereto, including, upon written request, all material incorporated by reference therein, and all exhibits thereto (including exhibits incorporated by reference therein).

          (g) The Company shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other Person required to deliver the applicable Prospectus during the Series A-1 Exchange Offer Registration Period, Series A-2 Exchange Offer Registration Period or Series A-3 Exchange Offer Registration Period, as the case may be, without charge, as many copies of the Prospectus included in such Series A-1 Exchange Offer Registration Statement, Series A-2 Exchange Offer Registration Statement or Series A-3 Exchange Offer Registration Statement, respectively, and any amendment or supplement thereto as any such Person may reasonably request. The Company consents to the use of each such Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the applicable Registered Exchange Offer in connection with the offering and sale of the Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, covered by the Series A-1 Prospectus, Series A-2 Prospectus or Series A-3 Prospectus, as applicable, or any amendment or supplement thereto, included in the Series A-1 Exchange Offer Registration Statement, the Series A-2 Exchange Offer Registration Statement, or the Series A-3 Exchange Offer Registration Statement, as applicable.

          (h) Prior to the Registered Exchange Offer or any other offering of the Series A-1 Securities, Series A-2 Securities, or Series A-3 Securities or Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes pursuant to any Series A-1 Registration Statement, Series A-2 Registration Statement or Series A-3 Registration Statement, the Company shall arrange, if necessary, for the qualification of the Series A-1 Securities, Series A-2 Securities, or Series A-3 Securities or Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes for sale under the laws of such jurisdictions as any Holder of such applicable series of Notes or Exchange Notes shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

          (i) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Exchange Notes or Notes to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

          (j) Upon the occurrence of any event contemplated by subsections
(b)(ii) through (v) above, the Company shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Initial Purchasers, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company shall not be required to amend or supplement a Shelf Registration Statement or Prospectus, as the case may be, on more than two occasions, for a reasonable period of time, but not in excess of 30 days in any consecutive 12-month period if the Company determines reasonably and in good faith that such amendment or supplement would require the disclosure of non-public material information that, in the reasonable judgment of the Company, would be detrimental to the Company if so disclosed or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction. In such circumstances, the period of effectiveness of the applicable Exchange Offer Registration Statement provided for in Section 2 hereof and the Shelf Registration Statement for the affected Notes provided for in Section 3(b) hereof shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(b) hereof to and including the date when the Initial Purchasers, the applicable Holders and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section 4. As soon as practicable following receipt of notice from the Company in accordance with Section 4(b) hereof, each applicable Holder and Exchange Dealer agrees to suspend use of the Prospectus for such affected Notes or Exchange Notes until such Holder and Exchange Dealer receive copies of the amended or supplemented Prospectus or until it receives written notice from the Company that the use of the applicable Prospectus may be resumed.

          (k) Not later than the effective date of (x) the Series A-1 Registration Statement, the Company shall provide a CUSIP number for the Series A-1 Exchange Notes registered under such Series A-1 Registration Statement and provide the Trustee with printed certificates for such Series A-1 Exchange Notes in a form eligible for deposit with The Depository Trust Company; (y) the Series A-2 Registration Statement, the Company shall provide a CUSIP number for the Series A-2 Exchange Notes registered under such Series A-2 Registration Statement and provide the Trustee with printed certificates for such Series A-2 Exchange Notes in a form eligible for deposit with The Depository Trust Company; and (z) the Series A-3 Registration Statement, the Company shall provide a CUSIP number for the Series A-3 Exchange Notes registered under such Series A-3 Registration Statement and provide the Trustee with printed certificates for such Series A-3 Exchange Notes, in each case in a form eligible for deposit with The Depository Trust Company.

          (l) The Company shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement and earnings statement satisfying the provisions of Section 11(a) of the Act.

          (m) The Company shall cause the Indentures to be qualified under the Trust Indenture Act in a timely manner.

          (n) The Company shall not prepare, make, use, authorize, approve or refer to any Free Writing Prospectus.

          (o) The Company may require each Holder of Series A-1 Securities, Series A-2 Securities or Series A-3 Securities to be sold pursuant to any Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement or Series A-3 Shelf Registration Statement, respectively, to furnish to the Company such information regarding the Holder and the distribution of such Series A-1 Securities, Series A-2 Securities or Series A-3 Securities, respectively, as the Company may from time to time reasonably require for inclusion in such Series A-1 Registration Statement, Series A-2 Registration Statement or Series A-3 Registration Statement, as the case may be. The Company may exclude from such Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement or Series A-3 Shelf Registration Statement, as the case may be, the Series A-1 Exchange Notes, Series A-2 Exchange Notes and/or Series A-3 Exchange Notes of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request and the Company shall be under no further obligations to such Holder to include such Holder in such Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement or Series A-3 Shelf Registration Statement, as the case may be.

          (p) In the case of a Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement or Series A-3 Shelf Registration Statement, the Company shall enter into such customary agreements and take all other appropriate actions (including, if requested by Holders representing 10% of the principal amount of Series A-1 Securities, Series A-2 Securities, or Series A-3 Securities, as the case may be, covered by such Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement or Series A-3 Shelf Registration Statement, an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Series A-1 Majority Holders, Series A-2 Majority Holders and Series A-3 Majority Holders, respectively, and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 6).

          (q) In the case of any Shelf Registration Statement, the Company shall:

          (i) subject to execution of a confidentiality agreement in form and substance reasonably acceptable to the Company and the applicable Holders, make reasonably available for inspection by the applicable Holders of the applicable Notes or applicable Exchange Notes to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of each Issuer during normal business hours at the offices where such information is typically kept;

          (ii) cause the officers, directors and employees of the Company to supply all relevant information reasonably requested by the applicable Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations during normal business hours at the offices where such information is typically kept; provided, however, that any information that is subject to the confidentiality agreement referred to in Section 4(q)(i) above shall be kept confidential by the applicable Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; provided, further, that prior written notice shall be provided as soon as practicable to the Company of the potential disclosure of any information in connection with a court proceeding or required by law to permit the Company to obtain a protective order or take such other action to prevent disclosure of such information;

          (iii) make such representations and warranties to the applicable Holders of the applicable Notes or applicable Exchange Notes registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement as may be reasonably requested;

          (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

          (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of the Company or any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Notes registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, including but not limited to financial information contained in any preliminary prospectus, if used by the Company in connection with the applicable Exchange Offer and/or if used by the Company in connection with the resale of applicable Notes under a Shelf Registration, or Prospectus; and

          (vi) deliver such documents and certificates as may be reasonably requested by the applicable Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(l) and with any customary conditions contained in the underwriting agreement or other customary agreement entered into by the Company. The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(q) shall be performed at each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (r) If a Registered Exchange Offer is to be consummated, upon delivery of the applicable Notes by the applicable Holders to the Company (or to such other Person as directed by the Company) in exchange for the applicable Exchange Notes, the Company shall mark, or caused to be marked, on such Notes so exchanged that such Notes are being canceled in exchange for such Exchange Notes. In no event shall such Notes be marked as paid or otherwise satisfied.

          (s) The Company will use reasonable best efforts (i) if the Notes have been rated prior to the initial sale of such Notes pursuant to the Purchase Agreement, to confirm such ratings will apply to such Notes or the applicable Exchange Notes, as the case may be, covered by a Exchange Offer Registration Statement; or (ii) if such Notes were not previously rated, to cause the Notes covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by applicable Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

          (t) In the event that any Broker-Dealer shall underwrite any Notes or Exchange Notes or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "Conduct Rules")) thereof, whether as a Holder or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such Broker-Dealer in complying with the requirements of such Conduct Rules, including, without limitation, by:

          (i) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Notes or Exchange Notes;

          (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof; and

          (iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Conduct Rules.

          (u) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Notes or the Exchange Notes, as the case may be, covered by a Registration Statement.

          5. Registration Expenses; Remedies. (a) The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement and/or Series A-3 Shelf Registration Statement, will reimburse the Holders of each of the Series A-1 Securities, Series A-2 Securities and Series A-3 Securities, respectively, for the reasonable fees and disbursements of up to three firms or counsels, one for each of the Series A-1 Securities, Series A-2 Securities and Series A-3 Securities as designated by the Series A-1 Majority Holders, Series A-2 Majority Holders and Series A-3 Majority Holders, respectively, to act as counsel for such Holders of such series in connection therewith.

          (b) In the event that:

          (i) the Company fails to file a Series A-1 Registration Statement, Series A-2 Registration Statement and/or Series A-3 Registration Statement on or before the date specified for each such filing;

          (ii) a Series A-1 Registration Statement, Series A-2 Registration Statement and/or Series A-3 Registration Statement is not declared effective by the Commission on or prior to the date specified for each such effectiveness;

          (iii) the Company fails to consummate a Series A-2 Registered Exchange Offer and/or Series A-3 Registered Exchange Offer within 210 days of the Merger Closing Date, and/or a Series A-1 Registered Exchange Offer within 210 days of the Issue Date; or

          (iv) any Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement or Series A-3 Shelf Registration Statement and/or any Series A-1 Exchange Offer Registration Statement, Series A-2 Exchange Offer Registration Statement and/or Series A-3 Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with the resales of the Series A-1 Securities, Series A-2 Securities and/or Series A-3 Securities, as the case may be, during the periods specified in this Agreement (each such event referred to in clauses
     (i) through (iv) above, a "Registration Default"),

     then the Company will pay additional interest ("Additional Interest") to each Holder of such Series A-1 Securities, Series A-2 Securities and/or Series A-3 Securities and/or Series A-1 Exchange Notes, Series A-2 Exchange Notes and/or Series A-3 Exchange Notes, as the case may be, with respect to the first 90-day period immediately following the occurrence of the first Registration Default with respect to such securities at a per annum rate of 0.25% on the principal amount of such Notes. The amount of the Additional Interest will increase by an additional per annum rate of 0.25% with respect to each subsequent 90-day period until all Registration Defaults have been cured, provided that the rate at which such Additional Interest accrues may in no event exceed 1.0% per annum on the principal amount at maturity of such Series A-1 Securities or Series A-1 Exchange Notes or Series A-2 Securities or Series A-2 Exchange Notes, as the case may be, or exceed 1.0% per annum on the principal amount of such Series A-3 Securities or Series A-3 Exchange Notes.

          (c) The Company shall pay all accrued Additional Interest on each date on which interest is paid in accordance with the applicable Indenture to the DTC or its nominee by wire transfer of immediately available funds or by federal funds check and to holders of

     Certificated Notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified.

          (d) Following the cure of all Registration Defaults with respect to such Registration Statements, the accrual of Additional Interest will cease.

          6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder of the Notes or Exchange Notes, as the case may be, covered by any Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in
Section 4(g) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, as originally filed or in any amendment thereof, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, any Free Writing Prospectus used in violation of this Agreement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and jointly and severally agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have; provided, however, that with respect to any untrue statement or omission of material fact made in any preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the Person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (v) the Company shall have notified such Holder that the preliminary prospectus contained an untrue statement of material fact or omitted to state therein a material fact required to be stated therein in order to make the statements therein not misleading, (w) the Company had previously furnished copies of such amended or supplemented preliminary prospectus to the Holder, (x) delivery of the preliminary prospectus was required by the Act to be made by such Holder to such Person, (y) the untrue statement of omission of a material fact contained in such preliminary prospectus was corrected in such amended or supplemented preliminary prospectus and (z) there was not sent or given to such Person at or prior to the written confirmation of the sale of such securities to such person, a copy of such amended or supplemented preliminary prospectus. The Company agrees to indemnify or contribute as provided in Section 6(d) to Losses of each underwriter of Notes or Exchange Notes, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a), and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in
Section 4(p) hereof.

          (b) Each Holder of securities covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(g) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs such Registration Statement, and each Person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder expressly for use in any Registration Statement and any Prospectus. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances, be liable for the fees and expenses of only one firm of attorneys (in addition to local counsel) at any time for all such indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 6 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth in the Purchase Agreement, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Purchase Agreement and
(y) the total amount of additional interest which the Company was not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth in the Purchase Agreement and benefits received by any other Holders shall be deemed to be equal to the value of receiving Notes or Exchange Notes, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each Person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls any Issuer within the meaning of either the Act or the Exchange Act, each officer of any Issuer who shall have signed the Registration Statement and each director of any Issuer shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any applicable Holder or the Company or any of the officers, directors or controlling Persons referred to in this Section 6 hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

          7. Underwritten Registrations. (a) If any of the Series A-1 Securities, Series A-2 Securities, or Series A-3 Securities or Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes covered by any Series A-1 Shelf Registration Statement, Series A-2 Shelf Registration Statement, or Series A-3 Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by (x) in the case of the Series A-1 Securities or Series A-1 Exchange Notes, the Series A-1 Majority Holders, (y) in the case of the Series A-2 Securities or Series A-2 Exchange Notes, Series A-2 Majority Holders and/or (z) in the case of the Series A-3 Securities or Series A-3 Exchange Notes, Series A-3 Majority Holders, in each case, after consultation with the Company.

          (b) No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Notes or Exchange Notes covered by such Shelf Registration Statement, respectively and as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          8. No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          9. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Series A-1 Securities, Series A-2 Securities, or Series A-3 Securities or Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, as the case may be, are being sold pursuant to a Series A-1 Registration Statement, Series A-2 Registration Statement or Series A-3 Registration Statement, respectively, and that does not directly or indirectly affect the rights of other Holders may be given by the Series A-1 Majority Holders, Series A-2 Majority Holders or Series A-3 Majority Holders, respectively, determined on the basis of the Series A-1 Securities, Series A-2 Securities, or Series A-3 Securities or Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, as the case may be, being sold rather than registered under such Series A-1 Registration Statement, Series A-2 Registration Statement or Series A-3 Registration Statement.

          10. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

               (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section 10, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Series A-1 Indenture, the Series A-2 Indenture, or the Series A-3 Indenture, as the case may be, with a copy in like manner to J.P. Morgan Securities Inc. and the other Initial Purchasers;

               (b) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

               (c) if to the Company, initially at its address set forth in the Purchase Agreement. All such notices and communications shall be deemed to have been duly given at the time delivered personally, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to a nationally recognized air courier guaranteeing overnight delivery. The Initial Purchasers or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

          11. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Notes and the Exchange Notes. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Notes or Exchange Notes, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          12. Counterparts. This Agreement may be in signed counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.

          13. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

          14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          15. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          16. Notes Held by the Company or Finance Corp., etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of the Notes or Exchange Notes is required hereunder, the Notes or Exchange Notes, as applicable, held by the Company or its Affiliates (including Finance Corp.) (other than subsequent Holders of the Notes or Exchange Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes or Exchange Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          17. Submission to Jurisdiction. By the execution and delivery of this Agreement, the Company submits to the non-exclusive jurisdiction of any federal or state court in the State of New York in any suit or proceeding arising out of or relating to this Agreement or brought under federal or state securities laws.

                            [Signature Page Follows]

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Initial Purchasers.

                                        Very truly yours,

                                        R.H. DONNELLEY CORPORATION


                                        By: /s/ Robert J. Bush
                                            ------------------------------------
                                        Name: Robert J. Bush
                                        Title: Vice President, General Counsel
                                               and Corporate Secretary

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
several Initial Purchasers


By: /s/ Richard Gabriel
    ---------------------------------
    Authorized Signatory

                                                                      SCHEDULE I

J.P. Morgan Securities Inc.
Credit Suisse Securities (USA) LLC
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Deutsche Bank Securities Inc.
Wachovia Capital Markets, LLC
UBS Securities LLC
ABN AMRO Incorporated
Banc of America Securities LLC
BNY Capital Markets, Inc.
Scotia Capital (USA) Inc.
BNP Paribas Securities Corp.
ING Financial Markets LLC
Greenwich Capital Markets, Inc.

                                                                         ANNEX A

          Each Broker-Dealer that receives Series A-1 Exchange Notes, Series A-2 Exchange Notes, or Series A-3 Exchange Notes for its own account pursuant to the Series A-1 Exchange Offer, Series A-2 Exchange Offer, or Series A-3 Exchange Offer, respectively and as the case may be, must acknowledge that it will deliver a prospectus in connection with any resale of such Series A-1 Exchange Notes, Series A-2 Exchange Notes, or Series A-3 Exchange Notes, as the case may be. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes received in exchange for Series A-1 Securities, Series A-2 Securities or Series A-3 Securities, respectively, where such Series A-1 Securities, Series A-2 Securities or Series A-3 Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) of the applicable Exchange Offer and ending on the close of business 180 days after the Expiration Date of the applicable Exchange Offer, they will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

          Each Broker-Dealer that receives Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes for its own account in exchange for Series A-1 Securities, Series A-2 Securities or Series A-3 Securities, respectively, where such Series A-1 Securities, Series A-2 Securities or Series A-3 Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, as the case may be. See "Plan of Distribution."

                                                                         ANNEX C

                              Plan of Distribution

          Each Broker-Dealer that receives Series A-1 Exchange Notes, Series A-2 Exchange Notes, and Series A-3 Exchange Notes for its own account pursuant to the Series A-1 Exchange Offer, Series A-2 Exchange Offer or Series A-3 Exchange Offer, respectively, must acknowledge that it will deliver a prospectus in connection with any resale of such Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, as the case may be. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes received in exchange for Series A-1 Securities, Series A-2 Securities or Series A-3 Securities, respectively, where such Series A-1 Securities, Series A-2 Securities or Series A-3 Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date for the applicable Exchange Offer and ending on the close of business 180 days after the Expiration Date for the applicable Exchange Offer, they will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In addition, until ___________, 20__, all dealers effecting transactions in the Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes may be required to deliver a prospectus.

          The Company will not receive any proceeds from any sale of Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes by Broker-Dealers. Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes received by Broker-Dealers for their own account pursuant to the Series A-1 Exchange Offer, Series A-2 Exchange Offer or Series A-3 Exchange Offer, as the case may be, may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes. Any Broker-Dealer that resells Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes that were received by it for its own account pursuant to the Series A-1 Exchange Offer, Series A-2 Exchange Offer or Series A-3 Exchange Offer, respectively, and any broker or dealer that participates in a distribution of such Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, as the case may be, may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of Series A-1 Exchange Notes, Series A-2 Exchange Notes or Series A-3 Exchange Notes, as the case may be, and any commissions or concessions received by any such Persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

          For a period of 180 days after the Expiration Date for the applicable Exchange Offer, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Series A-1 Exchange Offer, Series A-2 Exchange Offer, or Series A-3 Exchange Offer (including the expenses of one counsel for each of the holder of the Series A-1 Securities, Series A-2 Securities or Series A-3 Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Series A-1 Securities, Series A-2 Securities or Series A-3 Securities, as applicable (including any Broker-Dealers) against certain liabilities, including liabilities under the Act.

                                                                         ANNEX D

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: _____________________________________________________________________

     Address: __________________________________________________________________

              __________________________________________________________________

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and it has no arrangements or understandings with any Person to participate in a distribution of the Exchange Notes. If the undersigned is a Broker-Dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.